Exhibit 99.2

This Statement on Form 3 is filed by:  (i) AP Carib Holdings, Ltd., (ii) AIF VII Euro Holdings, L.P., (iii) Apollo Management VII, L.P., (iv) AIF VII Management, LLC, (v) Apollo Management, L.P., (vi) Apollo Management GP, LLC, (vii) Apollo Management Holdings, L.P., (viii) Apollo Management Holdings GP, LLC, (ix) Apollo Advisors VII (EH), L.P., (x) Apollo Advisors VII (EH-GP) Ltd., (xi) Apollo Principal Holdings III, L.P., and (xii) Apollo Principal Holdings III GP, Ltd.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  April 11, 2013

Issuer Name and Ticker or Trading Symbol: Evertec, Inc. [EVTC]

AP CARIB HOLDINGS, LTD.

By:	Apollo Management VII, L.P.
its director

	By:		AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VII EURO HOLDINGS, L.P.

By:	Apollo Advisors VII (EH), L.P.
its general partner

	By:		Apollo Advisors VII (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VII (EH), L.P.

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VII (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO PRINCIPAL HOLDINGS III GP LTD.

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President